UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 28, 2004

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive, Suite 110 San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 552-2200

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

The information in this Current Report is being furnished and shall be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934.  The information in this Current Report shall be incorporated by reference into any registration statement or other document filed with the Commission.

On April 28, 2004, Amylin Pharmaceuticals, Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2004.  A copy of this press release is attached as Exhibit 99.1.

ITEM 7.  EXHIBITS.

99.1 Press Release issued by the Company on April 28, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

By:	/S/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel

INDEX TO EXHIBITS

99.1                      Press release issued by the Company on April 28, 2004.